UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2014 (January 22, 2014)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Item 7.01.    Regulation FD Disclosure

On January 22, 2014, the Registrant issued a Press Release reporting fourth quarter and year-end results for 2013 and including accompanying unaudited financial information.  The Press Release erroneously reported in the concluding summary that railway operating revenues were $11.2 million and correctly reported in the opening paragraph of the release that railway operating revenues were $11.2 billion.  A corrected version of the Press Release has been posted to its web site, and the accompanying unaudited financial information was correct as filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ William A. Galanko

                                                            Name:  William A. Galanko
                                                            Title:    Vice President Law

Date:  January 22, 2014